Second Quarter Fiscal Year 2019 Earnings Presentation May 8, 2019 Nasdaq: OCSL Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Capital Management, L.P. (“Oaktree”) to find lower-risk investments to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2018 and our quarterly report on Form 10-Q for the quarter ended December 31, 2018. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of March 31, 2019.

Net asset value per share (“NAV”) increased to $6.55, up $0.36 from the prior quarter Highlights for the Quarter Ended March 31, 2019 1Excludes investments in Senior Loan Fund JV I, LLC (“Kemper JV”), a joint venture that invests primarily in middle market and other corporate debt securities. 2Includes $20 million of commitments made subsequent to March 31, 2019. Actual interest rate depends on senior debt coverage ratio. 3Becomes effective once the 150% asset coverage requirements under Section 61(a)(2) of the Investment Company Act of 1940 become applicable to OCSL. 1 Net investment income of $0.13 per share 2 Continued progress rotating portfolio 3 Improved capital structure through credit facility amendments 4 NAV has grown by over $96 million ($0.68 per share) or 12% since March 31, 2018 Fifth consecutive quarter of NAV growth 16% increase from the quarter ended March 31, 2018 Board of Directors declared a dividend of $0.095 per share, payable on June 28, 2019 to stockholders of record as of June 14, 2019 Exited $58 million in three non-core investments during the quarter, including $41 million on non-accrual and a $3 million equity investment Received $78 million of proceeds from these exits, which contributed $20 million ($0.14 per share) to the increase in NAV Total commitments increased from $600 million to $700 million, final maturity extended by over two years to February 2024 and interest rate reduced from LIBOR + 2.25%-2.75% to LIBOR + 2.00%-2.25%2 Modified asset coverage covenant from 200% to 165%3

Portfolio Summary as of March 31, 2019 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio, at fair value) Portfolio Composition Top 10 Industries2 Portfolio Characteristics (at fair value) Note:Numbers may not sum due to rounding. 1Excludes investments in the Kemper JV. 2Excludes multi-sector holdings, which is primarily comprised of investments in the Kemper JV. $1.5 billion invested in 110 companies 93% of the total portfolio consists of debt investments $15 million average debt investment size1 9.0% weighted average yield on debt investments 86% of debt portfolio consists of floating rate investments

Portfolio Diversity OCSL’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) Portfolio by Industry1,2 Diversity by Investment Size Top 10 Investments 25% Next 15 Investments 25% Remaining 84 Investments 42% Kemper JV 8% Average Investment Size1 $13 million As of March 31, 2019 1Excludes investments in the Kemper JV. 2 Based on GICS industry classifications. Industry Group % of Portfolio Software 9.7% Healthcare Providers & Services 9.3% IT Services 8.7% Biotechnology 5.1% Insurance 4.8% Energy Equipment & Services 4.2% Pharmaceuticals 4.1% Diversified Financial Services 3.8% Oil, Gas & Consumable Fuels 3.7% Healthcare Technology 3.7% Auto Components 3.0% Specialty Retail 3.0% Remaining 23 Industries 36.9% Average Industry Exposure 2.9% (As % of total portfolio at fair value)

OAKTREE
OCSL | Specialty Lending Corporation

Debt Portfolio Company Metrics

Debt Portfolio Company EBITDA[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
33%
33%
32%
50%
51%
56%
58%
32%
33%
37%
34%
35%
31%
32%
35%
35%
31%
16%
14%
13%
10%
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
< $25 million
$25 million - $100 million
$100+ million

Median Debt Portfolio Company EBITDA *($ in millions)*

9/30/17	3/31/18	9/30/18	3/31/19
$50	$56	$103	$122

Debt Portfolio Company Leverage[1]



7.0x
6.5x
6.0x
5.5x
5.0x
4.5x
4.0x
3.5x
3.0x
5.7x
5.5x
5.5x
5.1x
5.7x
5.6x3
5.4x3
5.5x2
5.1x2
4.7x
4.8x
4.8x
4.9x
4.8x
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
OCSL Average Net Leverage Through Tranche
Average Debt Multiples of Middle Market Loans

OCSL's portfolio has transitioned into higher quality, larger borrowers with lower leverage, reflecting our defensive investment approach

Source: S&P Global Market Intelligence.
1 Excludes negative EBITDA borrowers, investments in aviation subsidiaries and recurring revenue software investments.
2 Excludes one investment on non-accrual and one venture capital investment.
3 Represents average debt multiples for respective LTM periods, as there were not enough middle market observations during each respective quarter to produce a meaningful average.

5

Non-core Investments: 21% of portfolio Non-core Investments: 63% of portfolio Historical Portfolio Progression Non-core private loans and non-accruals currently represent only 13% of OCSL’s portfolio ($ in millions, at fair value) Portfolio by Category1 -67% since 9/30/17 Non-core Investments 1Excludes investments in the Kemper JV. 2Other non-core investments includes liquid debt investments, investments in aviation entities, equity investments and non-accruals. +110% since 9/30/17 Core Investments Other Non-core Investments: 2

Note:Numbers may not sum due to rounding. 1Excludes equity positions in non-accrual debt positions. Non-core Investment Portfolio Detail Non-core Investment Portfolio Characteristics Private Loans $95 million at fair value in seven companies Net leverage through tranche: 4.0x Average debt price: 95.0% Equity Investments1 $63 million at fair value in 24 positions and limited partnership interests in two third party managed funds $13 million sequential increase primarily attributable to price appreciation in one listed equity $10 million received from exits during the quarter Aviation $33 million at fair value in one entity Liquid Debt Investments $20 million at fair value in three companies Comprised of publicly quoted liquid loans Average debt price: 98.2% Non-accruals $86 million at fair value in six companies Average debt price: 44.9% Realized par recovery ($64 million) from exit of Maverick Healthcare Group (As % of non-core investment portfolio, at fair value; $ in millions) Non-core Investments by Type (At fair value; $ in millions) Non-core Portfolio Composition $296

Q2 2019 Portfolio Originations1 $100 million of new investment commitments $111 million of new funded investments 6 portfolio companies 5 industries 8.7% weighted average yield at cost of new debt investments 95% of new debt investment commitments at floating rates 97% of new investments also held by other Oaktree funds New Investment Highlights (As % of new investment commitments, at fair value) New Investment Industry Composition (As % of new investment commitments; $ in millions) New Investment Composition Note:Numbers rounded to the nearest million or percentage point. 1 New investments exclude fundings of existing revolver or delayed draw term loan commitments.

OAKTREE
OCSL | Specialty Lending Corporation

Historical Financial Information

($ in thousands, except per share amounts)	Q2'19	Q1'19	Q4'18	Q3'18	Q2'18
Operating Results	**Mar-19**	**Dec-18**	**Sep-18**	**Jun-18**	**Mar-18**
Interest income	$34,309	$35,789	$35,306	$26,634	$26,633
PIK interest income	2,280	832	499	1,457	1,946
Fee income	1,132	1,202	2,034	2,425	3,942
Dividend & other income	523	453	381	1,331	2,258
Total investment income	**38,244**	**38,276**	**38,220**	**31,847**	**34,779**
Base management fee	5,731	5,568	5,767	5,909	5,386
Parts I & II incentive fees	11,983	5,548	3,675	2,733	3,247
Interest expense	8,970	8,904	9,323	8,291	8,530
Other operating expenses[1]	1,752	2,503	2,132	2,032	2,305
Total expenses	**28,436**	**22,523**	**20,897**	**18,965**	**19,468**
Fees recouped/(waived)	(7,901)	(1,564)	292	(1,548)	48
Net expenses	**20,535**	**20,959**	**21,189**	**17,417**	**19,516**
Net investment income	**17,709**	**17,317**	**17,031**	**14,430**	**15,263**
Net realized and unrealized gains (losses)	46,685	10,987	16,922	9,822	4,357
Provision for income taxes	91	(586)	(622)	-	-
Net increase/decrease in net assets resulting from operations	**$64,485**	**$27,718**	**$33,331**	**$24,252**	**$19,620**
Net investment income per common share	**$0.13**	**$0.12**	**$0.12**	**$0.10**	**$0.11**
Net realized and unrealized gains (losses) per common share	0.33	0.08	0.12	0.07	0.03
Earnings (loss) per common share – basic and diluted	**$0.46**	**$0.20**	**$0.24**	**$0.17**	**$0.14**

[1] *Includes professional fees, directors fees, administrator expenses and general and administrative expenses.*

9

Historical Financial Information (continued) ($ in thousands, except per share amounts) Select Balance Sheet and Other Data Q2’19 Q1’19 Q4’18 Q3’18 Q2’18 Mar-19 Dec-18 Sep-18 Jun-18 Mar-18 Investment Portfolio (at fair value) $1,504,888 $1,464,885 $1,491,201 $1,520,518 $1,400,684 Total Debt Outstanding1 592,178 607,141 637,213 607,082 579,430 Total Net Assets 923,456 872,362 858,035 838,095 827,234 Net Asset Value per share $6.55 $6.19 $6.09 $5.95 $5.87 Total Leverage 0.64x 0.70x 0.75x 0.73x 0.71x Weighted Average Yield on Debt Investments2 9.0% 8.7% 8.4% 8.8% 9.3% Cash Component of Weighted Average Yield on Debt Investments 8.3% 8.0% 8.2% 8.5% 8.7% Weighted Average Yield on Total Portfolio Investments3 8.3% 8.1% 8.1% 8.4% 8.6% Weighted Average Cost of Debt 5.1% 5.3% 5.1% 5.2% 4.9% 1Net of unamortized financing costs. 2Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on debt investments in the Kemper JV. 3Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on debt investments in the Kemper JV.

OAKTREE
OCSL | Specialty Lending Corporation

Historical Portfolio Activity

($ in thousands)	Q2'19 Mar-19	Q1'19 Dec-18	Q4'18 Sep-18	Q3'18 Jun-18	Q2'18 Mar-18
Investments at Fair Value	$1,504,888	$1,464,885	$1,491,201	$1,520,518	$1,400,684
Number of Portfolio Companies	110	110	113	116	115
Average Portfolio Company Debt Investment Size	$15,000	$15,000	$14,800	$14,500	$14,600
Asset Class:					
Senior Secured Debt	78.9%	80.0%	75.4%	76.0%	76.6%
Unsecured Debt	8.0%	7.8%	11.0%	10.9%	6.7%
Equity	4.2%	3.3%	4.4%	3.8%	5.5%
Limited Partnership Interests	0.5%	0.5%	0.5%	0.6%	1.8%
Kemper JV	8.4%	8.4%	8.7%	8.7%	9.5%
Interest Rate Type for Debt Investments:					
% Floating-Rate	86.3%	86.6%	83.2%	82.9%	84.6%
% Fixed-Rate	13.7%	13.4%	16.8%	17.1%	15.4%
Investment Activity at Cost:					
New Investment Commitments	$100,000	$231,100	$228,400	$379,800	$223,200
New Funded Investment Activity[1]	111,100	162,400	218,400	389,000	227,800
Proceeds from Prepayments, Exits, Other Paydowns and Sales	120,700	208,300	267,500	280,700	241,900
Net New Investments[2]	(9,600)	(45,900)	(49,100)	108,300	(14,100)
Number of New Investment Commitments in New Portfolio Companies	5	14	13	24	9
Number of New Investment Commitments in Existing Portfolio Companies	1	3	3	4	1
Number of Portfolio Company Exits	4	14	18	28	17

[1] *New funded investment activity is reflected net of drawdowns on existing revolver commitments.*
[2] *Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.*

11

Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

Capital Structure Overview ($ in millions) ($ in millions) (As % of total funding sources) ($ in millions) Funding Sources Interest Rate Type Historical Principal Outstanding and Leverage Ratio3 Maturity Profile of Liabilities Committed Principal Outstanding Interest Rate Maturity Credit Facility $7001 $425 LIBOR+2.00%2 2/25/2024 2024 Notes 750 75 5.875% 10/30/2024 2028 Notes 860 86 6.125% 4/30/2028 Total $8810 $586 As of March 31, 2019 Note:Excludes secured borrowings. 1Includes $20 million of commitments made subsequent to March 31, 2019. 2Interest rate spread can increase up to 2.25% depending on the senior coverage ratio. 3 Represents carrying value of debt, including secured borrowings. Target Leverage Ratio: 0.70x-0.85x debt-to-equity Increased size and extended maturity of credit facility; no debt maturities until 2024 Amended Credit Facility1 Original Credit Facility

On February 25, 2019, we amended, extended and increased the size of our revolving credit facility Credit Facility Amendments Improve Flexibility and Reduce Costs Increased Facility Size Increased total commitments from $600 million to $680 million; additional $20 million was added in April 2019, bringing total commitments to $700 million Two new lenders added to the facility Extended Maturity Extended maturity by over two years to February 2024; revolving period expires February 2023 Lowered Interest Rate Interest rate reduced from LIBOR + 2.25-2.75% to LIBOR + 2.00%-2.25%1 Enhanced Flexibility Amended asset coverage covenant from 200% to 165% effective once the modified asset coverage requirements under Section 61(a)(2) of the Investment Company Act of 1940 become applicable to the Company 1 Depending on the senior coverage ratio.

Redeploy non-interest generating investments Opportunities to Increase Return on Equity 1 Rotate into higher-yielding proprietary investments 2 Utilize additional investment capacity at the Kemper JV 3 Exited over $44 million of non-interest generating investments during the quarter ended March 31, 2019 $156 million of non-interest generating investments remain, including $86 million of non-accruals and $70 million of equity investments $32 million of broadly syndicated loans priced below LIBOR + 4.00% as of March 31, 2019 $8 million decrease from the prior quarter Originated $62 million of investments across 12 issuers during the quarter ended March 31, 2019 Total assets have grown 12% from the prior quarter $109 million remaining investment capacity (assuming 2.0x leverage) As of March 31, 2019 We believe OCSL is well-positioned to enhance return on equity

Contact: Michael Mosticchio, Investor Relations ocsl-ir@oaktreecapital.com